Exhibit 99.1


                             LETTER OF TRANSMITTAL

                                      for

                               6% Notes Due 2033

                                       of

                                V.F. CORPORATION

                                Pursuant to the

                                 EXCHANGE OFFER

                                 In Respect of
                             All of Its Outstanding

                               6% Notes due 2033

                                      for

                             6% New Notes due 2033

                               -----------------

               Pursuant to the Prospectus Dated       , 2003

-------------------------------------------------------------------------------
  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK
      CITY TIME, ON         , 2003 UNLESS THE EXCHANGE OFFER IS EXTENDED
                            (THE "EXPIRATION DATE").
-------------------------------------------------------------------------------

            To: U.S. Bank Trust National Association, Exchange Agent

     By Mail or Hand/Overnight Delivery:                By Facsimile:

    U.S. Bank Trust National Association                (651) 495-8158
            60 Livingston Avenue
             St. Paul, MN 55107                     Confirm by Telephone:
       Attention: Specialized Finance
                                                        (800) 934-6802

                               -----------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below). As used herein, the term "holder" means a holder of Old Notes (as defined below), including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC"), whose name appears on a security position listing as the owner of the Old Notes. As used herein, the term "certificates" means physical certificates representing Old Notes.

     To participate in the Exchange Offer (as defined below), holders must tender by (a) book-entry transfer pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer" or (b) forwarding certificates herewith. Holders who are DTC Participants tendering by book-entry transfer may execute such tender through the Automated Tender Offer Program ("ATOP") of DTC. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the account of U.S. Bank Trust National Association (the "Exchange Agent") at DTC and then send to the Exchange Agent a Book-Entry Confirmation (as defined below), including an agent's message (as defined below) confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Company (as defined below) may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent.

     If the tender is not made pursuant to the book-entry transfer procedures, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective.

     Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers, principal amounts and number of beneficial holders on a separately executed schedule and affix the schedule to this Letter of Transmittal. See Instruction 3.

------------------------------------------------------------------------------------------------------------
                                      DESCRIPTION OF OLD NOTES TENDERED
------------------------------------------------------------------------------------------------------------
    Name(s) and Address(es) of Registered Holder(s)    Certificate    Principal Amount       Number of
              (Please Fill In, If Blank)               Number(s)*       of Old Notes         Beneficial
                                                                      Tendered (If Less  Holders for which
                                                                        Than All Are     Old Notes are Held
                                                                         Tendered)**
------------------------------------------------------------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
                                                                     $
                                                     -------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED                         $
------------------------------------------------------------------------------------------------------------
*   Need not be completed by holders tendering by book-entry transfer.
**  Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof.
All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.  See
Instruction 4.
------------------------------------------------------------------------------------------------------------

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS (defined in Instruction 1) ONLY)
[_]  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT
     MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution: _________________________________________________________________________
     DTC Account Number:  ___________________________________________________________________________________
     Transaction Code Number:  ______________________________________________________________________________

[_]  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING
     DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE
     THE FOLLOWING:

     Name(s) of Registered Holder(s) of Old Notes:  _________________________________________________________
     Window Ticket Number (if any):  ________________________________________________________________________
     Date of Execution of Notice of Guaranteed Delivery:  ___________________________________________________
     Name of Institution which Guaranteed Delivery:  ________________________________________________________
         If Guaranteed Delivery is to be made by Book-Entry Transfer:  ______________________________________
     Name of Tendering Institution:  ________________________________________________________________________
     DTC Account Number:  ___________________________________________________________________________________
     Transaction Code Number:  ______________________________________________________________________________

[_]  CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED OLD
     NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_]  CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR YOUR OWN ACCOUNT AS A RESULT OF
     MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE
     ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN
     CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.

     Name:  _________________________________________________________________________________________________
     Address:  ______________________________________________________________________________________________
     Area Code and Telephone Number: ________________________   Contact Person:______________________________
     Principal Amount of Old Notes so Held: $________________________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to V.F. Corporation, a Pennsylvania corporation (the "Company"), the aggregate principal amount of Old Notes indicated in this Letter of Transmittal, upon the terms and subject to the
conditions set forth in the Company's Prospectus dated ,                 2003
(as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $300 million principal amount of its 6% notes due 2033, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for $300 million principal amount of its issued and outstanding 6% notes due 2033 (the "Old Notes" and, together with the "New Notes", the "Notes").

     Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Old Notes (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer), with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with any obligations it may have under the exchange and registration rights agreement (as set forth in the Prospectus). The undersigned further agrees that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the exchange and registration rights agreement and that the Company shall have no further obligations or liabilities thereunder (except in certain limited circumstances).

     The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is participating, or intends to participate, or has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act of 1933 (as amended, the "Securities Act")) of such New Notes and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the provisions of the Securities
Act), provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes acquired as a result of market-making or other trading activities (a "Participating Broker-Dealer"), it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The Company has agreed that, subject to the provisions of the exchange and registration rights agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 180 days after the Expiration Date or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. Any person, including any Participating Broker-Dealer, who is an "affiliate" may not rely on such interpretive letters and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. In that regard, each Participating Broker-Dealer by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading, such Participating Broker-Dealer will suspend the sale of New Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

     Holders of Old Notes whose Old Notes are accepted for exchange will not receive any interest on such Old Notes, and the undersigned hereby waives the right to receive any interest on such Old Notes in connection with the Exchange Offer.

     The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above in the box entitled "Description of Old Notes Tendered," if they are not already set forth in such box, as they appear on the certificates representing such Old Notes. The certificate number(s) of the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates of such unexchanged or untendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered."

----------------------------------------------------------------------------------------------------------------------
                                                   HOLDER(S) SIGN HERE
                                              (See Instructions 2, 5 and 6)
                                    (Please Complete Substitute Form W-9 on Page 13)
                          (Note: Signature(s) Must be Guaranteed if Required by Instruction 2)

     Must be signed by registered holders exactly as name(s) appear(s) on certificates for the Old Notes hereby tendered or on a security position listing, or by any persons authorized to become the registered holders by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company, the Trustee for the Old Notes, or the Exchange Agent to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

___________________________________________________________________________________________________________________
                                                        (Signatures of Holders)

Date:_______________________________

Name:______________________________________________________________________________________________________________
                                                            (Please Print)

Capacity (full title):_____________________________________________________________________________________________

Address:___________________________________________________________________________________________________________
                                                          (Include Zip Code)

Area Code and Telephone Number:____________________________________________________________________________________

Taxpayer Identification or Social Security No.:____________________________________________________________________

                                                        GUARANTEE OF SIGNATURE
                                                      (See Instructions 2 and 5)

Authorized Signature:______________________________________________________________________________________________

Date:_______________________________

Name of Firm: _____________________________________________________________________________________________________
                                                            (Please Print)

Capacity (full title):_____________________________________________________________________________________________

Address:___________________________________________________________________________________________________________

___________________________________________________________________________________________________________________
                                                          (Include Zip Code)

Area Code and Telephone Number:____________________________________________________________________________________

----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------     ------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 4, 5 and 6)                               (See Instructions 4, 5 and 6)
    To be completed ONLY if the New Notes and/or any             To be completed ONLY if the New Notes and/or any
Old Notes that are not tendered are to be issued in          Old Notes that are not tendered are to be sent to
the name of someone other than the registered holder         someone other than the registered holder of the Old
of the Old Notes whose name appears above.                   Notes whose name appears above, or to such
Issue   [_] New Notes     [_] Old Notes not Tendered         registered holder at an address other than that
to:                                                          shown above.
Name: ______________________________________________         Mail  [_] New Notes       [_] Old Notes not Tendered
                    (Please Print)                           to:
Address: ___________________________________________         Name:_______________________________________________
____________________________________________________                            (Please Print)
                  (Include Zip Code)                         Address: ___________________________________________
____________________________________________________         ____________________________________________________
           (Area Code and Telephone Number)                                   (Include Zip Code)
____________________________________________________         ____________________________________________________
                (Tax Identification or                                 (Area Code and Telephone Number)
                Social Security Number)                      ____________________________________________________
                                                                            (Tax Identification or
                                                                            Social Security Number)

--------------------------------------------------------     ------------------------------------------------------

                                  INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer of V.F. Corporation to Exchange its 6% New Notes Due 2033 for All of its Outstanding 6% Old Notes Due 2033.

     1. Book-Entry Transfer; Delivery of this Letter of Transmittal and Notes; Guaranteed Delivery Procedures. To tender in the Exchange Offer, holders must tender by (a) forwarding certificates herewith or (b) book-entry transfer, pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering" and "--Book-Entry Transfer" in the Prospectus. Holders who are DTC Participants tendering by book-entry transfer may execute such tender through DTC's ATOP system. A holder using ATOP should transmit its acceptance to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the Exchange Agent's account at DTC and then send to the Exchange Agent a Book-Entry Confirmation, including an agent's message confirming that DTC has received an express acknowledgment from such holder that such holder has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against such holder. The Book-Entry Confirmation must be received by the Exchange Agent in order for the tender relating thereto to be effective. Book-entry transfer to DTC in accordance with DTC's procedures does not constitute delivery of the Book-Entry Confirmation to the Exchange Agent. The term "Book-Entry Confirmation" means a timely confirmation of a book-entry transfer of Old Notes into the Exchange Agent's account at DTC. The term "agent's message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal (including the representations contained herein) and that the Company may enforce the Letter of Transmittal against such participant.

     If the tender is not made pursuant to the book-entry transfer procedures, certificates, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date in order for such tender to be effective. Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution (by facsimile transmission, mail or hand delivery) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal, as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The Notice of Guaranteed Delivery must be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as "an eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by book-entry transfer through ATOP or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

     (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

     In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Old Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. Partial Tenders (Not Applicable to Holders of Old Notes Who Tender by Book-Entry Transfer); Withdrawal Rights. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes Tendered--Principal Amount of Old Notes Tendered (If Less Than All Are Tendered)." A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the expiration date. In order for a withdrawal to be effective prior to that time, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at the book-entry transfer facility system of DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer-- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

     5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     When this Letter of Transmittal is signed by the holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the registered holder, or if New Notes are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

     7. Tax Identification Number. Under U.S. federal income tax law, a holder whose tendered Old Notes are accepted for exchange and, if applicable, each other payee is required to provide the Exchange Agent (as payor) with such holder or payee's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below which, in the case of a tendering holder or payee who is an individual, is his or her Social Security Number, and to certify whether such holder or payee is subject to backup withholding. In the case of a tendering holder or payee who is an individual who does not have and is not eligible to obtain a Social Security Number (e.g., a resident alien), the correct taxpayer identification number is such holder or payee's IRS Individual Taxpayer Identification Number ("ITIN"). If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding (or such other rate specified by the Internal Revenue Code of 1986, as amended).

     The box in Part II of the Substitute Form W-9 should be checked if the tendering holder or payee has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended) of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder or payee furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder or payee and no further amounts shall be retained or withheld from payments made to the holder or payee thereafter. If, however, the holder or payee has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended) of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided. If the holder or payee is subject to backup withholding, then such holder or payee must cross out item 2 in Part III of the Substitute Form W-9.

     The holder or payee is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of such payee. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders and payees (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding requirements. Such holders and payees should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN (Certificate of Foreign Status), or an appropriate successor form, signed under penalties of perjury, attesting to that holder or payee's exempt status. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If (i) the holder or payee does not furnish the Exchange Agent with a TIN in the required manner, (ii) the IRS notifies the Exchange Agent that the TIN provided is incorrect, or (iii) the holder or payee is required but fails to certify that it is not subject to backup withholding, backup withholding will apply. If backup withholding applies, the Exchange Agent is required to withhold 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended) of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     8. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 8, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

     9. Determination of Validity. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     10. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

     11. Lost, Stolen or Destroyed Old Notes. If any certificates representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated on the front of this Letter of Transmittal.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S MESSAGE IN LIEU THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                                     TO BE COMPLETED BY ALL TENDERING HOLDERS
                                               (See Instruction 7)

                                 PAYOR'S NAME: U.S. BANK TRUST NATIONAL ASSOCIATION

----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE
                               Part I -  PLEASE  PROVIDE  YOUR TIN IN THE       _______________________________
Form W-9                       BOX AT RIGHT AND  CERTIFY BY  SIGNING  AND            Social Security Number
                               DATING BELOW.                                                   or
                                                                                _______________________________
                                                                                 Employer Identification Number
                               ---------------------------------------------------------------------------------------

                               Name (Please Print)
Department of
the Treasury                   Address
Internal Revenue
Service                        City________________________________ State __________ ZIP Code

Payor's Request                ---------------------------------------------------------------------------------------
for Taxpayer                   Part II - Awaiting TIN  [_]
Identification                 ---------------------------------------------------------------------------------------
Number ("TIN")                 Part III - Certification - Under penalties of perjury, I certify that:
and Certificate
                               (1)   The number  shown on this form is my correct  TIN (or a TIN has not been  issued to me but I have mailed or delivered an  application  to receive a TIN or intend to do so in the near future);

                               (2)   I am not  subject to backup  withholding  because:  (a) I am exempt  from backup withholding (e.g.  corporation or non-U.S.  person; (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup  withholding as a result of a failure to report all  interest  or  dividends;  or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                               (3)   All other information provided on this form is true, correct and complete.

                               You must  cross out item (2) above if you have been  notified  by the IRS that you are subject to backup withholding because of underreporting  interest or dividends on your tax return and you have not been advised by the IRS that such backup  withholding  has been terminated.
----------------------------------------------------------------------------------------------------------------------

                                        FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W 9
                                                   MAY RESULT IN BACKUP WITHHOLDING.

--------------- ------------------------------------------------------------------------------------------------------
Sign            Signature:_________________________________________  Date:_________________________________
Here:
--------------- ------------------------------------------------------------------------------------------------------

                                YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                                      THE BOX IN PART II OF THE SUBSTITUTE FORM W 9.

----------------------------------------------------------------------------------------------------------------------
                                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify  under the penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security  Administration  Office
or (2) I intend to mail or deliver an  application  in the near future.  I understand  that if I do not provide a TIN within 60 days,  28% (or such  other  rate  specified  by the  Internal  Revenue  Code of 1986,  as  amended)  of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature: ___________________________________________________________  Date:_____________________________________

Name (please print):______________________________________________________________________________________________

----------------------------------------------------------------------------------------------------------------------

                                         GUIDELINES FOR CERTIFICATION OF TAXPAYER
                                       IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

----------------------------------------------------------------------------------------------------------------------------
For this type of account         Give the                       For this type of account       Give the
                                 SOCIAL SECURITY number of:                                    EMPLOYER IDENTIFICATION
                                                                                               number of:
----------------------------------------------------------------------------------------------------------------------------
1.  An individual's account      The individual                 6.  A valid trust, estate,     Legal entity (Do not
                                                                    or pension trust           furnish the identifying
                                                                                               number of the personal
                                                                                               representative or trustee
                                                                                               unless the legal entity
                                                                                               itself is not designated in
                                                                                               the account title.)(4)

2.  Two or more individuals      The actual owner of the        7.  Corporate account          The corporation
    (joint account)              account or, if combined
                                 funds, the first individual
                                 on the account(1)

3.  Custodian account of a       The minor(2)                   8.  Association, club,         The organization
    minor (Uniform Gift to                                          religious, charitable,
    Minors Act)                                                     educational or other
                                                                    tax-exempt organization
                                                                    account

4.  a.  The usual revocable      The grantor-trustee(1)         9.  Partnership account        The partnership
        savings trust account
        (grantor is also
        trustee)

    b.  So-called trust          The actual owner(1)            10. A broker or registered     The broker or nominee
        account that is not a                                       nominee
        legal or valid trust
        under State law

5.  Sole proprietorship account  The owner3                     11. Account with the           The public entity
                                                                    Department of
                                                                    Agriculture in the name
                                                                    of a public entity (such
                                                                    as a State or local
                                                                    government, school
                                                                    district or prison) that
                                                                    receives agricultural
                                                                    program payments
----------------------------------------------------------------------------------------------------------------------------

(1)    List first and circle the name of the person whose number you furnish.

(2)    Circle the minor's name and furnish the minor's social security number.

(3)    You must show your individual name, but you may also enter your business or "doing business as" name.  You may use either your social security number or employer identification number (if you have one).

(4)    List first and circle the name of the legal trust, estate, or pension trust.
       Note:  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Obtain a TIN

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service ("IRS") and apply for a number.

Payees Exempt from Backup Withholding

Payees exempt from backup withholding on all payments include the following:

o An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

o    The United States or any of its agencies or instrumentalities.

o A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

o A foreign government or any of its political subdivisions, agencies, or instrumentalities.

o    An international organization or any of its agencies or instrumentalities.

     Other payees that may be exempt from backup withholding include:

o    A corporation.

o    A foreign central bank of issue.

o A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

o A futures commission merchant registered with the Commodity Futures Trading Commission.

o    A real estate investment trust.

o An entity registered at all times during the tax year under the Investment Company Act of 1940.

o    A common trust fund operated by a bank under section 584(a).

o    A financial institution.

o    A middleman known in the investment community as a nominee or custodian.

o    A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

o    Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

o Payments of patronage dividends where the amount received is not paid in money.

o    Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o    Payments described in section 6049(b)(5) to nonresident aliens.

o    Payments on tax-free covenant bonds under section 1451.

o    Payments made by certain foreign organizations.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM IN PART II, SIGN

AND DATE THE FORM, AND RETURN IT TO THE PAYOR.

Certain payments, other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045 and 6050A.

Privacy Act Notice. -- Section 6109 requires most recipients of dividend, interest or other payments to give their correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 28% (or such other rate specified by the Internal Revenue Code of 1986, as amended) of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. -- If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.